UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

January 19, 2011

Date of Report (date of Earliest Event Reported)

Left Behind Games Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-50603	91-0745418
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

25060 Hancock Avenue

Murrieta, CA 92562 USA

(Address of principal executive offices and zip code)

951-894-6597

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     .     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On January 19, 2011, the Board of Directors of Left Behind Games Inc., a Nevada corporation (the “Company”),  dismissed J. Crane CPA, P.C. (“Crane”) as its independent registered public account firm.

On January 19, 2011, the Public Company Accounting Oversight Board (“PCAOB”) issued a Final Order revoking Crane’s registration with the PCAOB.  The revocation of Crane’s registration with the PCAOB became effective as of January 19, 2011.

Crane served as the certifying accountant for the Company's financial statements for the past two fiscal years of the Company ended March 31, 2009 and 2010. Except as noted below, Crane’s audit reports for the past two years (i.e., March 31, 2009 and 2010) did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

Crane’s audit reports, dated June 16, 2009 and July 14, 2010, on the Company’s financial statements for the fiscal years ended March 31, 2009 and March 31, 2010, respectively, contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

During the Company’s two most recent fiscal years and the subsequent interim periods preceding the Company’s dismissal of Crane, there were no disagreements with Crane on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crane would have caused it to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no "reportable events" of the nature described in Item 304(a)(1)(v), paragraphs (A) through (D), of Regulation S-K.

The Company provided Crane with a copy of the disclosures it is making in this Form 8-K/A in response to Item 304(a) of Regulation S-K. The Company had also requested Crane to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. Crane’s letter addressed to the Securities and Exchange Commission has been filed as Exhibit 16.1 to this Form 8-K/A.

On January 20, 2011, the Company engaged Malone Bailey LLP (“Malone Bailey”) as the Company's independent public accountants. Malone Bailey has been engaged to audit the Company's financial statements for the fiscal years ending March 31, 2011 and March 31, 2010, and to review the Company's unaudited financial statements for interim periods, commencing with the quarter ended June 30, 2010 through the present.

During the Company’s two most recent fiscal years and any subsequent interim period through the Company’s engagement of Malone Bailey, neither the Company, nor anyone acting on its behalf, consulted Malone Bailey with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that Malone Bailey concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description

16.1	Letter from J. Crane CPA, P.C. dated January 26, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEFT BEHIND GAMES INC.

Date: January 26, 2011	By:	/s/ TROY A. LYNDON
	Name:	Troy A. Lyndon
	Title:	Chief Executive Officer (Principal Executive and Principal Financial and Accounting Officer)